UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)
February 9, 2006

____________________________

CHINA FINANCE, INC.
(Exact name of registrant as specified in charter)

333-46114 (Commission File Number)	Utah (State or other Jurisdiction of Incorporation or Organization)	87-0650976 (IRS Employer Identification No.)

111 Pavonia Avenue, Suite 615 Jersey City, New Jersey 07310 (Address of Principal Executive Offices and zip code)

(201) 216-0880
(Registrant’s telephone
number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 5.02 - Departure of Directors or Principal Officers.

On February 9, 2006, Li (Sabrina) Guo resigned as the Secretary and Director of China Finance, Inc. (the “Company”), effective on such date. There were no disagreements between Ms. Guo and the Company on any matter relating to the Company’s operations, policies or practices which resulted in her resignation.

The Company is currently considering candidates to fill the officer and director positions formerly held by Ms. Guo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FINANCE, INC.

Date: February 10, 2006	By:	/s/ ZHIYONG XU

Name: Zhiyong Xu Title: Chairman and Chief Executive Officer